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                                                                    Exhibit 10.5

                              AMENDED SCHEDULE TO
                           INDEMNIFICATION AGREEMENT

The Indemnification Agreements between Sunoco, Inc. and the directors and executive officers named below are identical in all material respects.

     Officer                                Date of Agreement
     -------                                -----------------

Michael H. R. Dingus                        January 11, 1999
John G. Drosdick                            February 1, 1997
Bruce G. Fischer                            January 11, 1999
Deborah M. Fretz                            February 1, 1996
Thomas W. Hofmann                           February 1, 1996
Joseph P. Krott                             July 1, 1998
Michael S. Kuritzkes                        May 4, 2000
Joel H. Maness                              May 4, 2000
Michael J. McGoldrick                       January 11, 1999
Ann C. Mule                                 February 1, 1996
Paul A. Mulholland                          April 3, 2000
Rolf D. Naku                                January 11, 1999
Robert W. Owens                             February 6, 1997
Charles K. Valutas                          January 11, 1999


     Director                               Date of Agreement
     ----------                             -----------------
Raymond E. Cartledge                        February 1, 1996
Robert J. Darnall                           May 4, 2000
Mary Johnston Evans                         February 1, 1996
Ursula F. Fairbairn                         May 3, 2001
Thomas P. Gerrity                           February 1, 1996
Rosemarie B. Greco                          May 7, 1998
James G. Kaiser                             February 1, 1996
Robert D. Kennedy                           February 1, 1996
Norman S. Matthews                          May 12, 1999
R. Anderson Pew                             February 1, 1996
G. Jackson Ratcliffe                        May 7, 1998
Alexander B. Trowbridge                     February 1, 1996

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